UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



        Date of Report (Date of earliest event reported): April 21, 2004



                                NSD Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


    Pennsylvania                    0-22124                     25-1616814
--------------------             ----------------          ---------------------
  (State or other                  (Commission                 (IRS Employer
   jurisdiction of                 File Number)              Identification No.)
    incorporation)




                5004 McKnight Road, Pittsburgh, PA           15237
            ------------------------------------------    -----------
             (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (412) 231-6900


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                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number   Description
--------------   -----------

99.1             Press Release dated April 21, 2004, issued by NSD Bancorp, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2004, NSD Bancorp, Inc. announced its results of operations for the quarter ended March 31, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under this Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date:  April 21, 2004                         BY:    /s/ William C. Marsh
                                                     ---------------------------
                                              Name:  William C. Marsh
                                              Title: Principal Financial Officer

                                                     Senior Vice President
                                                     Chief Financial Officer